Exhibit 99.1

 Gary MaharajPresident and CEOTim ArensVice President of Finance and CFOAPRIL 2019  1

 Safe Harbor  Some of the statements made during this presentation may be considered forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations regarding our performance in the near- and long-term, including our revenue and earnings expectations for fiscal 2019, and our SurVeil® drug-coated balloon and other proprietary products, including the timing, impact and success of the TRANSCEND clinical trial, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including (1) our ability to successfully develop, obtain regulatory approval for, and commercialize our SurVeil DCB product (including realization of the full potential benefits of our agreement with Abbott) and other proprietary products; (2) our reliance on third parties (including our customers and licensees) and their failure to successfully develop, obtain regulatory approval for, market and sell products incorporating our technologies; (3) possible adverse market conditions and possible adverse impacts on our cash flows, and (4) the factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and updated in our subsequent reports filed with the SEC. These reports are available in the Investors section of our website at www.surmodics.com.  2

   Focused on product innovation  VISION3 of the Top 10 InnovationsFocused on PAD and designed to be: safe, clinically effective & improve healthcare economics  IMPACT TO PATIENTSGrowing incidence of peripheral artery disease (PAD)  IMPACT TO INVESTORSInvesting to build long-term sustainable growth and profitability    ROIC  INVESTMENT  3

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 DESIRED OUTCOMESGoal of improving clinical outcomes while reducing healthcare costs  PATIENTS202 million patients worldwide living with Peripheral Artery Disease (PAD)  5

 Impact to patients  Product innovations aimed at making significant improvements in patient outcomes and quality of life (QOL)  PATIENTS  DESIRED OUTCOMES  Superficial Femoral Artery (SFA)> 500K procedures annuallyPain on ambulation – reduced QOL  Reduction in reintervention ratesImproved QOL by reduction in pain and increase in mobility  Below-the-knee disease (BTK)More than 3.5 million patients with critical limb ischemia (CLI) by 202033% amputation; 20% die in 1 year  Reduction in reintervention ratesImproved QOL as a result  AV access for End Stage Renal Disease (AV for ESRD) More than 5 million patients with ESRD WWAV access 1% of procedures but 7% of Medicare CostsImpacts QOL for ESRD patients  Healthcare economic benefits across the board in all indications above  IMPACT TO PATIENTS  6

 7  Our whole product solutions strategy is focused on creating innovative, differentiated product platforms that solve clinically meaningful problems in treating peripheral vascular disease  Desired OutcomesImprove Clinical OutcomesReduce Healthcare Costs  Initial PlatformsDrug Coated BalloonsSurVeil® DCBAvess™ DCBSundance™ DCBThrombectomyRadial Access

 SurVeil® DCB 12-Month Data    Uniform drug topcoatPaclitaxel + proprietary excipient2.0 µg/mm² drug load360°coating coverage  0.035” OTW PTA platform4–7 mm x 40–150 mm  Shaft coatingSerene® hydrophilic coating  Proprietary PhotoLink® basecoat    “The ongoing positive results from this study demonstrate that the SurVeil DCB has the potential to be a next-generation DCB with improved efficacy of drug transfer. These 12-month data continue to support the functionality and safety of the device.” — Kenneth Rosenfield, MD, Nov. 2018  PREVEIL 12-Month Study Results:First-in-human trial conducted in the U.S. (13 patients / 3 sites)12 month data results:Acute success measures of safety achieved in 100% of subjects100% freedom from CD-TLR and CD-TVRContinued significant improvement in Rutherford classification, resting ankle brachial index (ABI), and walking impairment questionnaire (WIQ) including walking distance, walking speed and stair-climbing scores Median paclitaxel plasma concentration peaked immediately post-procedure (Cmax 1.07 ng/mL) and was undetectable at 30 days (reported in six-month results)Device met secondary performance criteriaKey secondary safety endpoints included freedom from major vascular complications, evidence of paclitaxel toxicity, or thrombolysis in myocardial infarction (TIMI)  VISION  8  CAUTION: SurVeil® Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

 CURRENT DEBATE ON PACLITAXEL-coated DEVICES TO TREAT PAD  9  RECAP OF RECENTS EVENTS  JANUARY 17FDA CommunicationBenefits outweigh risks    2018  DECEMBER 8  Katsanos Meta-Analysispublished in JAHA  SRDX DISCUSSIONS with FDA  MARCH 2-3VIVA ForumIn-depth review  JUNE (PROBABLE)FDA PanelMeeting  2019  DEC  JAN  FEB  MAR  APR  MAY  JUN  JUL  AUG  SEP  MARCH 15FDA CommunicationPotentially concerning safety signal detected  JANUARY 22LINC 2019   MARCH 5CRT 2019DCB Town Hall  UPDATED INFORMED CONSENT FORM   ENROLLMENT CONTINUES Pending IRB & EC Approval

 December 8: Katsanos meta-analysis  Meta-Analysis Limitations:No access to patient-level dataNo plausible mechanism of action notedQuestions regarding statistical model usedSelection bias due to lack of complete follow upLost to follow up and withdrawals are not accurately or completely accountedPTA group is likely not paclitaxel-naïve for entirety of analysis (prior disease in contralateral limb and potential post-treatment follow-up with paclitaxel-coated device)  10  Information represents a recap of key points and takeaways captured during the VIVA Leadership Forum meeting, March 1-2, 2019 in Washington DC. https://vascularnews.com/live-updates-vascular-leaders-forum-drug-eluting-devices  Katsanos, Konstantinos & Spiliopoulos, Stavros & Kitrou, Panagiotis & Krokidis, Miltiadis & Karnabatidis, Dimitrios. (2018). Risk of Death Following Application of Paclitaxel‐Coated Balloons and Stents in the Femoropopliteal Artery of the Leg: A Systematic Review and Meta‐Analysis of Randomized Controlled Trials. Journal of the American Heart Association. 7. 10.1161/JAHA.118.011245.

 March 15: FDA Communication to Health Care Providers   FDA conducted a preliminary pooled analysis of long-term follow-up data (up to 5 years) of the pivotal premarket RCTs for paclitaxel-coated products and has identified a potentially concerning signal of increased long-term mortality (analysis is ongoing)Acknowledged that the data should be interpreted with caution Large variability in risk estimate due to limited long-term dataUncertainty surrounding data that was not intended to be pooledThe specific cause and mechanism of increased mortality is not knownFDA will convene an Advisory Committee meeting to sort this out  https://www.fda.gov/MedicalDevices/Safety/LetterstoHealthCareProviders/ucm633614.htm  This Advisory Committee may not convene for several months  11

 FDA Recommendations to US Health Care Providers (March 15 Letter)   Continue diligent monitoring of patientsEvaluate and inform of potential risksConsider there may be an increased rate of long-term mortality with paclitaxel-coated devices when recommending treatment or consenting patientsDiscuss the risks and benefits of all available PAD treatment options with patientsFor most patients, alternative treatment options should generally be used until additional analysis of the safety signal has been performedFor some patients at particularly high risk for restenosis, clinicians may determine the benefits may outweigh the risksEnsure patients receive optimal medical therapy and guidance for healthy lifestyle  12

 WHAT IS A “SIGNAL”  From the FDA: A Signal represents new information which:May arise from one or several sourcesMay suggest a new potentially causal association between a marketed medical device and an event or set of related eventsMay justify or require further evaluation and/or action by the AgencyImportant to note, the “Signal” that has been identified:Exists when clinical trial data from multiple devices and device types are pooledHas not been observed in individual devicesHas not been observed in large CMS data sets Does not necessarily implicate PaclitaxelThere are competing hypotheses of what may be causing it Correlation ≠ CausalityThe future discussion will center on this issue and what is causality  13

 FDA's communication with surmodics  FDA RECOMMENDATION FOR TRANSCEND:Follow the device recommendations outlined in March 15 letterUpdate patient informed consent form (ICF)Have ongoing independent Data Safety Monitoring Board (DSMB) reviewTake measures to increase follow-up of patients  SURMODICS IMPLEMENTATION:Communicated FDA recommendations to InvestigatorsInitiated process to update ICF at worldwide sitesOngoing Clinical Events Committee (CEC) and DSMB reviews already in placeImplementing measures to increase follow-up of patients already treated under the TRANSCEND trial  Multiple conversations with the Agency to seek clarification:  We continue to assess the impact of the FDA communication on the TRANSCEND clinical trial and our expectations related to the timing of completion of patient enrollment  14

   TRANSCEND: SURVEIL® DCB PIVOTAL TRIAL  PRINCIPAL INVESTIGATORSWilliam (Bill) Gray, MD, FACC, FSCAIClinical Advisor —  Main Line Health, Inc., Wynnewood, PAKenneth Rosenfield, MD Chair Advisory Board — Interventional Cardiology, Mass. General HospitalMarianne Brodmann MD, PhD Clinical Advisor— Interventional Cardiology, Division of Angiology Medical University, Graz  Received IDE approval from the U.S. FDA to begin pivotal trial for SurVeil DCB  STUDY DESIGNSummaryRandomized control pivotal trial evaluates SurVeil drug-coated balloon for treatment of peripheral artery disease in the upper leg compared to the Medtronic IN.PACT® Admiral® drug-coated balloon. Number of Subjects and SitesUp to 446 subjectsUp to 60 sites in U.S. and 18 outside U.S.Study Duration60 months post procedure  PRIMARY ENDPOINTSEffectivenessPrimary patency, defined as a composite of freedom from clinically-driven target lesion revascularization (TLR) and binary restenosis (restenosis defined as duplex ultrasound [DUS] peak systolic velocity ratio [PSVR] ≥2.4 or >50% stenosis as assessed by independent angiographic and DUS core labs) through 12 months post-index procedure.SafetyComposite of freedom from device- and procedure-related death through 30 days post-index procedure and freedom from major target limb amputation (above the ankle) and clinically-driven target vessel revascularization (TVR) through 12 months post-index procedure.  VISION  TRANSCEND ENROLLMENT PROGRESS*Currently anticipate study enrollment completion by September 2019CE MARK PROGRESS*Currently anticipate obtaining CE mark by December 2019  10/20/17  15  * We continue to assess the impact of the FDA communication on SurVeil DCB milestones

 Strategic Agreement with Abbott  Demonstrates value of whole-product solutions strategyLeverages Surmodics’ leadership in drug-delivery technologies, design, development capabilities, and manufacturing capacityCombines with Abbott’s deep experience in vascular care products and worldwide strength in the market  16  CAUTION: SurVeil® Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.  February 27, 2018 – Abbott and Surmodics Announce Agreement for Next-Generation Drug-Coated Balloon Development and Commercialization

   Terms of Agreement  CAUTION: SurVeil® Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.  17  Exclusive worldwide commercialization rights for SurVeil® drug-coated balloon (DCB) for superficial femoral artery (SFA)$25 million upfront payment$67 million for milestones associated with product developmentAll milestones are pre-commercializationOptions to negotiate agreements for Sundance™ below-the-knee (BTK) and Avess™ arteriovenous (AV) fistula drug-coated balloon products (currently in pre-clinical development)Revenue realized from product sales to AbbottShare of profits resulting from Abbott sales

 DCB platform extension  Surmodics .014” PTA platform2 – 4 mm diameter20 – 220 mm lengths  Uniform sirolimus drug coatingSirolimus + Proprietary Excipient360° uniform coating coverage  Avess™ AV Fistula DCB*  VISION  Surmodics .035” PTA platform4 – 12 mm diameter40 – 80 mm lengths  Uniform paclitaxel drug coatingPacliltaxel + Proprietary Excipient360° uniform coating coverage  Sundance™ Below-The-Knee DCB  Treated initial patient in FIH study Q1 FY 2019Initiate and anticipate completing FIH in FY 2019  Hydrophilic shaft coatingSurmodics PRISTYNE™ hydrophilic coating  In preclinical evaluationInitiate FIH process in FY 2019  18  CAUTION: Sundance™ and Avess™ Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.  *FDA evaluating paclitaxel-coated devices for use in AV fistula

 JANUARY  510 (K) Clearance for Telemark™ Coronary / Peripheral Support Catheter     We Are Making Progress On Our Whole-Product Solutions Strategy  19  Drug-Coated Balloons (DCB)  510 (K) / CE Mark  2017  2018  SEPTEMBER  Global Clearance of .014” Low-Profile PTA Balloon Catheter  APRIL  FDA Clearance for .018” Low-Profile PTA Balloon Dilation Catheter  IDE Approval to Initiate Pivotal Trial for SurVeil® DCB  JULY  FEBRUARY  Abbott & Surmodics Announce Agreement for SurVeil® DCB   First Patient Enrolled in TRANSCEND Clinical Trial for SurVeil® DCB   OCTOBER  Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1  May  Surmodics Announces Acquisition of Embolitech Thrombectomy Technology & IP    Initial patient treated in First-in-Human Study for Avess™ AV Access DCB  DECEMBER

 Thrombectomy Platform Technology  Acquired innovative thrombectomy platform technology and IP from EmbolitechGame-changing technology designed for removal of organized thrombi and emboli, in an approximately $400M growing global marketSimple stand-alone intervention, eliminates need for capital equipment and may reduce the need for thrombolytics and complex proceduresDevelopment is on schedule with successful early pre-clinical results and positive hands-on physician feedback  20  Mesh trumpet designed to entrain clot and compress fluid during removal    Two self-expanding cages designed to break up clot and capture within mesh trumpet

 Radial Access Platform Technology    Radial artery access offers many benefits relative to femoral artery access including reduced bleeding complications, early ambulation, reduced length of stay and costsRadial access is widely adopted in coronary procedures where devices have been developed to accommodate the needSurmodics Xtreme™ braided technology offers the ability to treat peripheral procedures, including below-the-knee applicationsInitial radial-based products in development include:Access Devices from Radial Artery to Legs:.018 & .035 Peripheral Radial Guide SheathTherapeutic Devices to Treat Lesions:.014 Radial BTK PTA Balloon Catheter  .014 Radial BTK PTA Balloon Catheter  .018 & .035 Braided Peripheral Radial Guide Sheath  21

 Product Milestones*  *We continue to assess the impact of the FDA communication on certain product milestonesCAUTION: SurVeil®, Avess™ and Sundance™ Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.  IMPACT TO INVESTORS  CY 2019 GOALS  FY 2019 – FY 2021 GOALS  Enroll the TRANSCEND trial as fast as reasonable: complete enrollment by Q4 FY19Attain CE marking for SurVeil® by December 2019Initiate and complete first-in-human trial for AV DCB and initiate first-in-human trial for BTK DCB Submit for 510(k) regulatory clearance on three to four devices Complete design freeze for initial thrombectomy device by end of fiscal 2019Secure commercialization agreements for approved devices  Secure PMA of SurVeil® DCBComplete pivotal trial of Avess™ AV DCBInitiate pivotal trial for Sundance™ BTK DCBObtain regulatory clearance on the initial device for vascular thrombosis and on at least seven other new-to-the-world vascular devices in areas of unmet clinical needs  22

   PIPELINE PRODUCTSSurVeil® DCBSundance™ Below-the-knee DCBAvess™ AV DCBMultiple 510(k)’s   Financial Performance Targets>10% revenue growth (achieved fiscal 2018)>30% EBITDA margin by 2021  23  The agreement with Abbott has a meaningful positive impact on our commitment to deliver the returns described above within the targeted time frame given the potential for pre-commercialization revenue within the next 5 yearsIn addition, successful US and OUS commercialization of the Surveil DCB contributes in a meaningful way to the long-term consistency of revenue and EBITDA growth at the targeted levelsWe continue to assess the impact of the FDA communication and any effect on our fiscal 2019 financial and long-term guidance  Achieving SurVeil® DCB milestone successes (positive clinical results and regulatory approvals) enables the business to reach the financial performance targets

   MANAGEMENT TEAM  Gary R. MaharajPresident and Chief Executive Officer (2010)  Timothy J. ArensVice President of Finance and Chief Financial Officer (2007)  Joseph J. Stich Vice President and General Manager of In Vitro Diagnostics (2010)  Thomas GreaneyChief Operating Officer of Medical Devices (2015)  Gregg S. SuttonVice President of Research and Development (2016)  Bryan K. PhillipsSenior Vice President of Legal and Human Resources, General Counsel and Secretary (2005)  24  Teryl L.W. Sides Senior Vice President and Chief Marketing Officer (2018)

 Clinical & scientific ADVISORS  Ken Rosenfield, MD Chair Advisory Board — Interventional CardiologyMassachusetts General Hospital  Gary Ansel, MD, FACC Clinical Advisor —  Interventional CardiologyOhio Health Research  Marianne Brodmann MD, PhD Clinical Advisor— Interventional CardiologyDivision of Angiology Medical University Graz  Michael Jaff, DO Clinical Advisor — Vascular MedicineNewton Wellesley Hospital  Mike Dake, MDClinical Advisor — Interventional RadiologyStanford Health Care  Renu Virmani, MD, FACCClinical Research Advisor — Cardiovascular PathologistCVPath    Peter Schneider, MDClinical Advisor — Vascular SurgeryUniversity California San Francisco  25

 Surmodicsbusiness segments  For the three months ended December 31, 2018  BUSINESSSEGMENTREVENUE  IVDBUSINESS22%   MEDICAL DEVICES78%   26

 Surmodics CORE BUSINESS  vascular access sheath  coronary guidewire  peripheral clad guidewire  coronary stent delivery catheter  coronary balloon dilatation catheter  peripheral balloon dilatation catheter  diagnostic guide catheter  vascular access and support catheter  MEDICAL DEVICE COATINGS  IN VITRO DIAGNOSTICS  Leveraging science and expertise to offer world-class coatings and drug delivery  Providing critical components for in vitro diagnostic tests and microarrays  Creating sustainable margins for long-term growth and profitabilityTechnologyDesign capabilityAgility of a start-upOperational excellenceManufacturingProcess Engineering    27

 FINANCIAL PERFORMANCE  28  *We continue to assess the impact of the FDA communication on our fiscal 2019 financial and long-term guidance

 FINANCIALS BY SEGMENT  MISSION: To improve the treatment and detection of diseaseStrong balance sheet and attractive cash flows to fund growth strategy$45.9 million of cash/investments as of December 31, 2018Operating cash flow of $34.1 million and adjusted EBITDA of $7.3 million in fiscal 2018  MEDICAL DEVICES78%   BUSINESSSEGMENTREVENUE‡  IVDBUSINESS22%   MEDICAL DEVICE    Growth  2%  16%  12%  IN VITRO DIAGNOSTICS    Growth  5%  14%  9%  29  ‡For the three months ended December 31, 2018

     2019 Guidance(1)  2019 Financial Guidance  Long Term Objectives  Total Revenue: $94 million to $97 million (includes $14-$15 million of SurVeil DCB revenue)(2) GAAP Loss per Share(3): $(0.22) to $(0.02)Non-GAAP Earnings per Share(3): $0.02 to $0.22  Continue consistent double digit top line revenue growth and generate EBITDA margins at or above 30% by 2021  30  Reflects guidance issued by the Company as of January 30, 2019. The Company is assessing the impact of the March 15, 2019 FDA communication on our fiscal 2019 financial and long-term guidance and, as a result, nothing herein should be interpreted as reaffirming its earlier guidance.Our fiscal 2019 SurVeil DCB revenue is driven by the recognition of (a) a portion of the $25 million up front license fee received following the execution of the distribution agreement in late February 2018 and (b) a portion of a $10 million milestone payment which may be received upon the successful completion of enrollment in the TRANSCEND clinical study.GAAP loss per share is the estimated fiscal 2019 diluted loss per share as determined by U.S. generally accepted accounting principles. Non-GAAP (loss) earnings per share adjusts GAAP loss per share for estimated fiscal 2019 contingent consideration adjustment, acquired intangible amortization, and foreign exchange gain on contingent consideration of $0.08, $0.17 and $(0.01) per share, respectively.

 INVESTOR RELATIONSFor additional inquiries, please contact:Tim Arens • 952-500-7056  31